                        PACKAGING RESOURCES INCORPORATED
                         NOTICE OF GUARANTEED DELIVERY
                    OF 11 5/8% SENIOR SECURED NOTES DUE 2003

    As  set forth in the Prospectus  dated           ,  1996 (as the same may be
amended or supplemented from time to time, the "Prospectus") of Packaging Resources Incorporated (the "Issuer") under "The Exchange Offer -- How to Tender" and in the Letter of Transmittal for 11 5/8% Senior Secured Notes due 2003 (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) of the Issuer if: (i) certificates for the above-referenced Notes (the "Old Notes") are not immediately available, (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.

                           TO: LASALLE NATIONAL BANK
                             (the "Exchange Agent")
                                 BY FACSIMILE:
                                 (312) 904-2236
                            CONFIRM BY TELEPHONE TO:
                                 (312) 904-2444
                   BY MAIL/HAND DELIVERY/OVERNIGHT DELIVERY:
                             LaSalle National Bank
                            Corporate Trust Division
                            135 South LaSalle Street
                                   Suite 1825
                            Chicago, Illinois 60603
                            Attention: Sarah H. Webb

              Delivery of this instrument to an address other than
            as set forth above or transmittal of this instrument to
              a facsimile or telex number other then as set forth
                  above does not constitute a valid delivery.

Ladies and Gentlemen:

    The undersigned hereby tenders to the Issuer, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and the Letter of Transmittal.

    The undersigned understands  and acknowledges that  the Exchange Offer  will
expire  at 5:00 p.m., New York City  time, on         , 1996, unless extended by
the Issuer. With respect to the Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Issuer.

    All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.


                    SIGNATURES                      Principal amount of Old Notes
                                                    Exchanged: $
                Signature of Owner                  Certificate Nos. of Old Notes (if available)
      Signature of Owner (if more than one)
                  Dated: , 1996                     Total $
                     Name(s):                       IF OLD NOTES WILL BE DELIVERED BY BOOK-ENTRY
                                                    TRANSFER, PROVIDE THE DEPOSITORY TRUST COMPANY
                        (Please Print)              ("DTC") ACCOUNT NO.:
                     Address:                       Account No.
                     (Include Zip Code)
                  Area Code and
                  Telephone No.:
      Capacity (full title), if signing in a
                  representative
                    capacity:
 Taxpayer Identification or Social Security No.:

                                 GUARANTEE OF DELIVERY

                        (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The  undersigned, a member of a  recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the  Securities Exchange Act of 1934, as amended  (the
"Exchange  Act"),  hereby  guarantees  (a) that  the  above-named  person(s)  own(s) the above-described securities tendered hereby  within the meaning of  Rule 10b-4 under  the
Exchange  Act, (b) that such tender of the above-described securities complies with Rule
10b-4 under  the  Exchange  Act,  and  (c)  that  delivery  to  the  Exchange  Agent  of certificates  tendered  hereby,  in  proper  form  for  transfer,  or  delivery  of such certificates pursuant to  the procedure  for book-entry  transfer, in  either case  with delivery  of a properly completed and duly  executed Letter of Transmittal (or facsimile thereof) and any other  required documents, is  being made within  three New York  Stock
Exchange  trading days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.

Name of Firm:
                                             (Authorized Signature)
                                             Title:
Number and Street or P.O. Box
                                             Date:
City            State            Zip Code
Tel. No.
Fax No.:

NOTE: DO NOT SEND CERTIFICATES REPRESENTING OLD NOTES WITH THIS NOTICE. OLD NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.